Debt	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Debt	Debt
Debt at December 31, 2019 and 2018 was as follows:

(In millions)	2019	2018
Allegheny Technologies $500 million 5.875% Senior Notes due 2023 (a)	$500.0	$500.0
Allegheny Technologies $500 million 5.95% Senior Notes due 2021	—	500.0
Allegheny Technologies $350 million 5.875% Senior Notes due 2027	350.0	—
Allegheny Technologies $287.5 million 4.75% Convertible Senior Notes due 2022	287.5	287.5
Allegheny Ludlum 6.95% Debentures due 2025	150.0	150.0
Term Loan due 2024	100.0	100.0
U.S. revolving credit facility	—	—
Foreign credit agreements	4.9	—
Finance leases and other	18.8	15.0
Debt issuance costs	(12.3)	(10.4)
Total short-term and long-term debt	1,398.9	1,542.1
Short-term debt and current portion of long-term debt	11.5	6.6
Total long-term debt	$1,387.4	$1,535.5

(a)	Bearing interest at 7.875% effective February 15, 2016.
In December 2019, the Company redeemed all $500 million aggregate principal amount outstanding of the 5.95% Senior Notes due 2021 (2021 Notes), which had a January 15, 2021 maturity date, resulting in a $21.6 million pre-tax debt extinguishment charge, which included a $20.9 million cash make-whole payment related to the early extinguishment of the Notes as required by the applicable indenture, and a $0.7 million charge for deferred debt issue costs.
In December 2017, the Company redeemed all $350 million aggregate principal amount outstanding of the 9.375% Senior Notes due 2019, resulting in a $37.0 million pre-tax debt extinguishment charge, which included a $35.8 million cash make-
whole payment related to the early extinguishment of the Notes as required by the applicable indenture, and a $1.2 million charge for deferred debt issue costs.
Interest expense was $104.9 million in 2019, $102.1 million in 2018, and $134.9 million in 2017. Interest expense was reduced by $4.7 million, $4.1 million, and $2.6 million, in 2019, 2018, and 2017, respectively, from interest capitalization on capital projects. Interest and commitment fees paid were $105.7 million in 2019, $102.6 million in 2018, and $133.8 million in 2017. Net interest expense includes interest income of $5.9 million in 2019, $1.1 million in 2018, and $1.1 million in 2017.
Scheduled principal payments during the next five years are $11.5 million in 2020, $4.8 million in 2021, $291.5 million in 2022, $502.7 million in 2023, and $100.7 million in 2024. See Note 11, Leases, for the portion of these payments that are related to finance leases.
2027 Notes
On November 22, 2019, ATI issued $350 million aggregate principal amount of 5.875% Senior Note due 2027 (2027 Notes). Interest on the 2027 Notes is payable semi-annually in arrears at a rate of 5.875% per year and will mature on December 1, 2027. Net proceeds of $344.5 million from this issuance, as well as cash on hand, were used to retire the 2021 Notes as discussed above. Underwriting fees and other third-party expenses for the issuance of the 2027 notes were $5.5 million, and are being amortized to interest expense over the 8-year term of the 2027 Notes. The 2027 Notes are unsecured and unsubordinated obligations of the Company and equally ranked with all of its existing and future senior unsecured debt. The 2027 Notes restrict the Company’s ability to create certain liens, to enter into sale leaseback transactions, guarantee indebtedness and to consolidate or merge all, or substantially all, of its assets. The Company has the option to redeem the 2027 Notes, as a whole or in part, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holders of the Notes at redemption prices specified in the 2027 Notes. The 2027 Notes are subject to repurchase upon the occurrence of a change in control repurchase event (as defined in the 2027 Notes) at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased, plus any accrued and unpaid interest on the 2027 Notes repurchased.
2023 Notes
The 5.875% stated interest rate payable on the Company’s Senior Notes due 2023 (2023 Notes) is subject to adjustment in the event of changes in the credit ratings on the 2023 Notes by either Moody’s or Standard & Poor’s (S&P). Each notch of credit rating downgrade from the credit ratings in effect when the 2023 Notes were issued in July 2013 increases interest expense by 0.25% on the 2023 Notes, up to a maximum 4 notches by each of the two rating agencies, or a total 2.0% potential interest rate change up to 7.875%.
The annual interest rate on the 2023 Notes has been at the maximum 7.875% since February 2016. Any further credit rating downgrades have no effect on the interest rate of the 2023 Notes, and increases in the Company’s credit ratings from these ratings agencies would reduce interest expense incrementally on the 2023 Notes to the original 5.875% interest rate in a similar manner.
Credit Agreements
On September 30, 2019, the Company amended and restated its Asset Based Lending (ABL) Credit Facility, which is collateralized by the accounts receivable and inventory of the Company’s domestic operations. This amendment and restatement extends the ABL facility through September 30, 2024 and includes an increase of $100 million in the revolving credit facility to $500 million, a letter of credit sub-facility of up to $200 million, and a $100 million term loan (Term Loan). Additionally, the amendment and restatement gives the Company the ability, through June 30, 2020 and as long as no default or event of default has occurred and is continuing, to borrow an additional term loan of up to $100 million in total, using one or two draws (the Delayed-Draw Term Loan). The Company also has the right to request an increase of up to $200 million in the maximum amount available under the revolving credit facility for the duration of the ABL. The Term Loan has an amended interest rate of 2.0% plus a LIBOR spread and can be prepaid in increments of $25 million if certain minimum liquidity conditions are satisfied. In July 2019, the Company amended its $50 million floating-for-fixed interest rate swap which converts half of the Term Loan to a fixed rate (now 4.21% following the September 30, 2019 ABL amendment and restatement) with a June 2024 maturity.
As amended and restated, the applicable interest rate for revolving credit borrowings under the ABL facility includes interest rate spreads based on available borrowing capacity that range between 1.25% and 1.75% for LIBOR-based borrowings and between 0.25% and 0.75% for base rate borrowings. The ABL facility contains a financial covenant whereby the Company must maintain a fixed charge coverage ratio of not less than 1.00:1.00 after an event of default has occurred and is continuing or if the undrawn availability under the ABL revolving credit portion of the facility is less than the greater of (i) 12.5% of the then applicable maximum borrowing amount under the revolving credit portion of the ABL and any outstanding Term Loan balance, or (ii) $62.5 million. The Company was in compliance with the fixed charge coverage ratio covenant at December 31, 2019. Additionally, the Company must demonstrate minimum liquidity, as calculated in accordance with the terms of the ABL facility, during the 90 day period immediately preceding the stated maturity date of each of the 4.75% Convertible Notes due 2022 and 5.875% Notes due 2023. Costs associated with entering into the 2019 ABL amendment were $2.2 million, and are being amortized to interest expense over the extended term of the facility ending September 2024, along with $2.1 million of unamortized deferred costs previously recorded for the ABL.
There were no revolving credit borrowings under the ABL during 2019, however $35.3 million of available capacity was utilized to support the issuance of letters of credit at December 31, 2019. Average borrowings under the ABL for the fiscal year ended December 31, 2018 were $43 million, bearing an average annual interest rate of 3.7%.
Convertible Notes
In 2016, the Company issued and sold $287.5 million aggregate principal amount of 4.75% Convertible Senior Notes due 2022 (2022 Convertible Notes). Interest on the 2022 Convertible Notes is payable in cash semi-annually in arrears on each January 1 and July 1, commencing January 1, 2017.
The Company does not have the right to redeem the 2022 Convertible Notes prior to their stated maturity date. Holders of the 2022 Convertible Notes have the option to convert their notes into shares of the Company’s common stock, at any time prior to the close of business on the business day immediately preceding the stated maturity date (July 1, 2022). The initial conversion rate for the 2022 Convertible Notes is 69.2042 shares of ATI common stock per $1,000 (in whole dollars) principal amount of Notes (19.9 million shares), equivalent to conversion price of $14.45 per share, subject to adjustment in certain events. Other than receiving cash in lieu of fractional shares, holders do not have the option to receive cash instead of shares of common stock upon conversion. Accrued and unpaid interest that exists upon conversion of a note will be deemed paid by the delivery of shares of ATI common stock and no cash payment or additional shares will be given to the holders.
If the Company undergoes a fundamental change as defined in the agreement, holders of the 2022 Convertible Notes may require the Company to repurchase the notes in whole or in part for cash at a price equal to 100% of the principal amount of the notes to be purchased plus any accrued and unpaid interest to, but excluding, the repurchase date.
Foreign and Other Credit Facilities
STAL, the Company’s Chinese joint venture company in which ATI has a 60% interest, has a separate $20 million revolving credit facility. Borrowings under the STAL revolving credit facility are in U.S. dollars based on U.S. interbank offered rates. The credit facility is supported solely by STAL’s financial capability without any guarantees from the joint venture partners. The credit facility requires STAL to maintain a minimum level of shareholders’ equity, and certain financial ratios.
The Company has no off-balance sheet financing relationships as defined in Item 303(a)(4) of SEC Regulation S-K, with variable interest entities, structured finance entities, or any other unconsolidated entities. At December 31, 2019, the Company had not guaranteed any third-party indebtedness.